SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRESH DEL MONTE PRODUCE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LOGO VOTE C 1234567890 ENDORSEMENT_LINE SACKPACK Online Go to www.envisionreports.com/FDP or scan the QR code — login details are located in the shaded bar below. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Fresh Del Monte Produce Inc. Annual General Meeting of Shareholders to be Held on June 5, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Report and Proxy Statement are available at: www.envisionreports.com/FDP Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/FDP. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 23, 2025 to facilitate timely delivery. 2NOT COY

Shareholder Meeting Notice Fresh Del Monte Produce Inc.’s Annual General Meeting of Shareholders will be held virtually on June 5, 2025 at 11:00 a.m. Eastern Time. The 2025 Annual General Meeting of Shareholders of Fresh Del Monte Produce Inc. will be held exclusively on Thursday, June 5, 2025 at 11:0O a.m., Eastern Time, virtually via the internet at meetnow.global/MZM7HZZ. To access the virtual meeting, you must have the 15 digit number that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. Proposals — The Board of Directors recommends a vote FOR the election of all the nominees to the Board of Directors and FOR Proposals 2 and 3. 1. Elect three director nominees for a three-year term expiring at the 2028 Annual General Meeting of Shareholders. 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2025 fiscal year. 3. Approve, by non-binding advisory vote, the compensation of our named executive officers in 2024. Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/FDP. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Fresh Del Monte Produce Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 23, 2025.